For immediate release:
March 31, 2015

For more information:
Pam Cranford, 336-626-8300
investorrelations@community1.com

Kim Graham, 980-819-6278
kim.graham@community1.com

CommunityOne Bancorp Announces Purchase of Branch in Lenoir, NC from CertusBank, N.A.
CommunityOne Bank will Assume CertusBank Deposits in the Western North Carolina Area

CHARLOTTE, N.C., (March 31, 2015) - CommunityOne Bancorp (Nasdaq: COB), the Charlotte, North Carolina holding company for CommunityOne Bank, N.A. (“CommunityOne”), announced today that CommunityOne has agreed to acquire the Lenoir, North Carolina branch of CertusBank, N.A. and assume the customer deposits of CertusBank from its Lenoir and Granite Falls branches in western North Carolina. This purchase, which is expected to close in the second quarter, and is subject to regulatory approval, will expand CommunityOne’s branch network to 12 branches in the Caldwell/Catawba area, and cement its position as the second largest community bank there.

“We are very pleased to announce this transaction,” said Bob Reid, President and CEO of CommunityOne Bank. “This purchase will allow us to expand our presence in an important market for our bank, and provide our customers from CertusBank with expanded products and services, and the convenience of our 11 other locations in the larger Caldwell/Catawba area.” We are excited to welcome our new customers from CertusBank and look forward to continuing a high level of service to them as well as our existing customers in western North Carolina.

CertusBank Chairman & CEO John S. Poelker added that “As we planned our exit from North Carolina our number one priority was to partner with banks that would provide our customers with the same high level of service they have become accustomed to with CertusBank.  We have gotten to know the great bankers at CommunityOne Bank over the last few months and are absolutely confident that our customers will enjoy this new relationship”.

Sandler O’Neill + Partners, L.P. and Keefe, Bruyette & Woods, Inc. acted as financial advisors to CertusBank in the transaction and Nelson Mullins Riley & Scarborough LLP served as CertusBank’s legal counsel.

About CommunityOne Bancorp

CommunityOne Bancorp is the Charlotte, North Carolina-based bank holding company for CommunityOne Bank, N.A. Founded in 1907 as First National Bank of Asheboro, CommunityOne has grown into a $2.2 billion community bank, operating 44 branches throughout central, southern and western North Carolina, and Loan Production Offices in Raleigh and Winston-Salem. Through its network of branches and LPOs, CommunityOne offers a variety of consumer, mortgage and commercial banking services to retail and business customers, including loans, deposits, cash management, wealth and online banking. CommunityOne Bancorp’s shares are traded on the NASDAQ stock market under the symbol, “COB.”

Forward-Looking Statements

This news release may contain forward-looking statements regarding future events. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” or “will.” These statements are only predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include risks of managing our growth, changes in financial markets, changes in real estate markets, regulatory changes, changes in interest rates, changes in economic conditions being less favorable than anticipated, and loss of deposits and loan demand to other financial institutions. Additional information concerning factors that could cause actual results to be materially different from those in the forward-looking statements is contained in CommunityOne Bancorp’s filings with the Securities and Exchange Commission. CommunityOne Bancorp does not assume any obligation to update these forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

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